Subsequent Event	12 Months Ended
Dec. 31, 2012
Subsequent Event
28.	SUBSEQUENT EVENT

SouthGobi is subject to continuing investigations by the Mongolian Independent Authority Against Corruption (“IAAC”) and other governmental and regulatory authorities in the Republic of Mongolia regarding allegations against SouthGobi and some of its employees involving possible breaches of Mongolian laws, including anti-corruption and taxation laws.

Subsequent to December 31, 2012, the IAAC informed SouthGobi that orders, placing restrictions on certain of its Mongolian assets, had been imposed in connection with its continuing investigation.

The orders placing restrictions on certain of SouthGobi’s Mongolian assets could ultimately result in an event of default of SouthGobi’s convertible debenture. This matter remains under review by SouthGobi and its advisers, but to date, it is SouthGobi’s view that this would not result in an event of default as defined under the convertible debenture terms. However, in the event that the orders result in an event of default of SouthGobi’s convertible debenture that remains uncured for ten business days, the principal amount owing and all accrued and unpaid interest will become immediately due and payable upon notice to SouthGobi by CIC.

The orders relate to certain items of operating equipment and infrastructure and SouthGobi’s Mongolian bank accounts. The orders related to the operating equipment and infrastructure restricts the sale of these items; however, the orders do not restrict the use of these items in SouthGobi’s mining activities. The orders related to SouthGobi’s Mongolian bank accounts restrict the use of in-country funds. While the orders restrict the use of in-country funds pending outcome of the investigation, they are not expected to have any material impact on SouthGobi’s activities.